UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 26, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 26, 2005, Dominion Bond Rating Service (DBRS) downgraded General Motors Corporation and General Motors of Canada Limited, and General Motors Acceptance Corporation. Their press releases follow.


General Motors Corporation & General Motors of Canada Limited
Downgrades to BBB (low) and R-2 (low), Trends Remain Negative
Date of Release: May 26, 2005

Issuer                       Debt Rated         Rating        Rating    Trend
                                                Action
-------------------------------------------------------------------------------
General Motors Corporation   Commercial         Downgraded    R-2       Neg
                             Paper                            (low)
-------------------------------------------------------------------------------
General Motors of Canada     Commercial         Downgraded    R-2       Neg
Limited                      Paper                            (low)
-------------------------------------------------------------------------------
General Motors Corporation   Long-Term Debt     Downgraded    BBB       Neg
                                                              (low)
-------------------------------------------------------------------------------
General Motors Corporation   Convertible        Downgraded    BBB       Neg
                             Debentures                       (low)y
-------------------------------------------------------------------------------
General Motors Corporation   Ind. Dev.          Downgraded    BBB       Neg.
                             Empower. Zone                    (low)
                             Rev. Bds., S2004
                             (Issued by NYC Ind.
                             Dev. Agency,
                             Guar. By GMC)
-------------------------------------------------------------------------------
General Motors of Canada     Long-Term Debt     Downgraded    BBB       Neg
Limited                                                       (low)
-------------------------------------------------------------------------------
Dominion Bond Rating Service ("DBRS") has today downgraded the ratings on General Motors Corporation ("GM" or the "Company") and General Motors of Canada Limited as indicated above. The trends remain Negative.

Since the last rating actions on March 16, 2005, the Company's North American operating performance continued to be weak with declining shipment and market share. The Company has withdrawn its lowered earnings (excluding special items) guidance of US$1 to US$2 per share for 2005 as well as its operating cash flow target of a deficit of US$2 billion in 2005, before the Fiat S.p.A. ("Fiat") settlement. Although sales of new models are gathering momentum, they are not sufficient to stabilize GM's market share loss. The continuing sharp decline in the sales of large sport-utility vehicles (SUVs) and the recent slowing sales of pick-up trucks, GM's most profitable segments, are worrying developments, and GM's profitability in 2005 could be well below DBRS's expectation at the time of the most recent rating action. In addition, the downgrade of the Commercial Paper rating from R-2 (high) to R-2 (low) reflects GM's much reduced access to the unsecured markets. Recent negative rating actions have driven up borrowing costs significantly for GM making borrowing in the unsecured market uneconomic, although GM still has good access to the secured markets.

Structural factors contributing to the deterioration at the automotive operations have remained and are as follows:

(1) The Company has not been able to stabilize market share loss despite a number of new model introductions.
(2) Ongoing use of high sales incentives to support sales in response to competitive pressure erodes profit margins. Although the Company has exercised restraint recently, GM remains the most aggressive in the use of incentives.
(3) High gasoline prices have contributed to a shift to smaller SUVs from the more profitable large SUVs, which further depresses profit. The aging of the product line (the last year of the large SUV product cycle) adds to the challenge.
(4) The large legacy costs (pension and post-retirement benefits) continue to depress earnings at GM. The Company has limited success in controlling health care inflation, with expenses expected to increase by US$1 billion on a year-over-year basis. The recent sharp rise in commodity prices (steel and resin) further increases the cost base.
(5) GM still has too much capacity in its North American operations despite ongoing downsizing efforts. Slowing sales and higher than normal dealer inventory is likely to weigh on production and worsen the already low capacity utilization

Nevertheless, the current ratings are supported by the following factors:

(1) GM is on the verge of launching new products based on the new T900 platform. The brand new large SUVs (in 2006) and pick-up trucks (in 2007) are GM's largest and most profitable products. The success of these vehicles may be able to mitigate the deteriorating performance at its North American operations.
(2) GM continues to have strong liquidity (gross cash including short-term VEBA at US$19.8 billion at the end of March 2005) even though based on DBRS's estimates the near-term deficit in free cash flow and the Fiat settlement would lower the cash position. A modest debt maturity schedule (average debt maturity of 19 years) adds to financial flexibility. The North America pension plans are fully funded and have no need for further contributions.
(3) GM has a highly profitable finance subsidiary, General Motors Acceptance Corporation ("GMAC"). GMAC is expected to continue to keep GM profitable on a consolidated basis despite a rising interest rates environment as well as higher borrowing costs, and is a source of liquidity through dividend payments.

Hence, DBRS believes that GM is still investment grade.

The Negative trends reflect that GM continues to face significant challenges in the near to medium term. Competition is expected to remain intense, and the continuing favourable demand for automobiles in North America is uncertain. More importantly, the execution of the T900 platform launch will be critical. Any problems and delays in introducing the new products could be critical to the turnaround of GM's North American operations. Furthermore, rising gasoline prices and increasing competition in the large SUV and pick-up segments by the Asian manufacturer could limit the success of the new products.


Note:
y - This security has certain unique covenants that give it equity-like characteristics

GMAC & Related Subsidiaries Downgrades to BBB, R-2 (middle), Trend Negative Date of Release: May 26, 2005

Issuer                Debt Rated           Rating       Rating            Trend
                                           Action
-------------------------------------------------------------------------------
General Motors        Commercial Paper     Downgraded   R-2 (middle)      Neg
Acceptance
Corporation
-------------------------------------------------------------------------------
General Motors        Commercial Paper     Downgraded   R-2 (middle)
Acceptance                                                                Neg
Corporation (N.Z.)
Limited
-------------------------------------------------------------------------------
General Motors        Commercial Paper     Downgraded   R-2 (middle)      Neg
Acceptance
Corporation (U.K.)
plc
-------------------------------------------------------------------------------
General Motors        Commercial Paper     Downgraded   R-2 (middle)      Neg
Acceptance            (guar. by GMAC)
Corporation of
Canada, Limited
-------------------------------------------------------------------------------
General Motors        Commercial Paper     Downgraded   R-2 (middle)      Neg
Acceptance
Corporation Australia
-------------------------------------------------------------------------------
GMAC Bank GmbH        Commercial Paper     Downgraded   R-2 (middle)      Neg
-------------------------------------------------------------------------------
GMAC Commercial       Commercial Paper     Downgraded   R-2 (middle)      Neg
Mortgage Bank
Europe, plc
-------------------------------------------------------------------------------
GMAC Commercial       Commercial Paper     Downgraded   R-2 (middle)      Neg
Mortgage Funding
Asia K.K.
-------------------------------------------------------------------------------
GMAC Commercial       Commercial Paper     Downgraded   R-2 (middle)      Neg
Mortgage Funding, plc
-------------------------------------------------------------------------------
GMAC International    Commercial Paper     Downgraded   R-2 (middle)      Neg
Finance B.V.
-------------------------------------------------------------------------------
GMAC, Australia       Commercial Paper     Downgraded   R-2 (middle)      Neg
(Finance) Limited
-------------------------------------------------------------------------------
General Motors        Long-Term Debt       Downgraded   BBB               Neg
Acceptance
Corporation
-------------------------------------------------------------------------------
General Motors        Medium &             Downgraded   BBB               Neg
Acceptance            Long-Term Debt
Corporation (N.Z.)
Limited
-------------------------------------------------------------------------------
General Motors        Notes &              Downgraded   BBB               Neg
Acceptance            Debentures (guar.
Corporation of        by GMAC)
Canada, Limited
-------------------------------------------------------------------------------
General Motors        Medium &             Downgraded   BBB               Neg
Acceptance            Long-Term Debt
Corporation,
Australia
-------------------------------------------------------------------------------
GMAC Bank GmbH        Medium &             Downgraded   BBB               Neg
                      Long-Term Debt
-------------------------------------------------------------------------------
GMAC Commercial       Medium &             Downgraded   BBB               Neg
Mortgage funding      Long-Term Debt
Asia, K.K.
-------------------------------------------------------------------------------
GMAC Commercial       Long-Term Debt       Downgraded   BBB               Neg
Mortgage Funding plc
-------------------------------------------------------------------------------
GMAC International    Medium &             Downgraded   BBB               Neg
Finance B.V.          Long-Term Debt
-------------------------------------------------------------------------------


Dominion Bond Rating Service ("DBRS") has today downgraded the long-term debt ratings of General Motors Acceptance Corporation ("GMAC") and its subsidiaries to BBB from BBB (high), and the Commercial Paper ratings have been downgraded to R-2 (middle) from R-1 (low). The trends remain Negative.

This rating action is entirely due to DBRS's downgrade of the long-term debt rating on General Motors Corporation ("GM"), to BBB (low) from BBB and the Commercial Paper rating to R-2 (low) from R-2 (high). The rating trend for GM also remains Negative. The rating action on GM reflects the deterioration in its automotive operating performance, and the significant structural challenges facing GM going forward. (See the separate concurrent DBRS press release for General Motors Corporation.)

DBRS policies allow for a captive finance company to be rated modestly higher than its parent. As such, DBRS currently rates debt of GMAC one notch higher than that of GM, reflecting numerous considerations based on the following key points: (1) The value and first claim ability of the captive assets; (2) The relationship between GMAC and its parent GM; (3) The stand-alone strength of GMAC; and (4) Where the ratings are in the rating spectrum.

GMAC has continued to demonstrate favourable earnings performance through 2004 and into 2005. The earnings contribution has been broad-based with solid performance from the auto finance operations, mortgage operations, and sharply higher insurance profits. DBRS anticipates moderately reduced performance for 2005, but at continued respectable levels.

Overall, liquidity, asset quality, and capital considerations remain respectable. GMAC has more than sufficient maturing receivables to meet maturing debt obligations. Access to other diversified funding sources, including whole loan sales, provide alternatives. In addition, management is considering various options that could monetize some of the value in certain operating units.

However, GMAC is challenged by rising funding costs, reduced access to unsecured debt markets at a reasonable cost, and rising interest rates in general. The impact of increased reliance on secured financing, whole loan sales, and a declining receivable portfolio helps provide an offset, but may have negative implications. Firstly, the reduction in unencumbered assets may reduce asset coverage available to holders of unsecured debt, unless there is a commensurate decline in unsecured debt. Also, with a downsized receivable portfolio, fixed costs of operating the business are spread over a smaller asset base, thereby affecting profitability.

First and foremost, however, GMAC is impacted by the credit strength of its parent.

                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:   May 31, 2005                 By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)